SECURITY INTEREST AND PLEDGE AGREEMENT

SECURITY INTEREST AND PLEDGE AGREEMENT (“Pledge Agreement”) dated as of November 28, 2007, by and between CAMHZN Master LDC (“Secured Party”), Neah Power Systems, Inc., a Nevada corporation having its principal executive offices at 22122 20th Avenue SE, Suite 161, Bothell, Washington 98021 (the “Company” or the “Debtor” or “Pledgors”).

RECITALS

  A. Reference is made to (i) that certain Purchase Agreement of even date herewith (the “Purchase Agreement”) to which the Company and the Secured Party are parties, and (ii) the Transaction Agreements (as that term is defined in the Purchase Agreement), including, without limitation, the Note. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the relevant Transaction Agreements.

  B. Pursuant to the Transaction Agreements, the Debtor has certain obligations to the Secured Party (all such obligations, the “Obligations”), including, but not limited to, (i) obligations to pay principal and interest of the Note, which was issued in the original aggregate principal amount of $500,000.00, on the Maturity Date, and (ii) pay certain fees to the Secured Party (the “Fee Obligations”). The note and Fee Obligations are secured by the pledge of certain stock of the Company. The Fee Obligations and the obligations of the Company and of the Pledgors, if any, under the note are referred to collectively as the “Note Obligations.”

C. To secure the Note Obligations, the Pledgors have agreed to pledge certain shares of Common Stock of the Company held by the Pledgors to the Secured Party as security for the performance of the Note Obligations.

D. The Pledgors are shareholders of the Debtor and have determined that it is in the Pledgors’ best interests, including to the benefit of the other interests of the Pledgors in the Company, to provide the pledge referred to herein.

E. The Secured Party is willing to enter into the Purchase Agreement and the other Transaction Agreements only upon receiving the Pledgors’ pledge of certain stock of the Company, as set forth in this Pledge Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Grant of Security Interest.

(a) To secure the Note Obligations of Debtor, the Pledgors hereby pledge to the Secured Party all of the shares of Common Stock (the “Pledged Shares”) set forth on the attached Schedule 2 of this Agreement. Unless otherwise set forth on Schedule 2 of this Agreement, the Pledgors are the beneficial and record owner of the Pledged Shares set forth opposite the Pledgor’s name on such Schedule. Such Pledged Shares, together with any substitutes therefor, or proceeds thereof, are hereinafter referred to collectively as the “Collateral”. In the event that the Pledged Shares are restricted securities, they will be replaced by free-trading securities no later than January 31, 2007.

(b) The Company represents and warrants to the Secured Party that the Pledged Shares are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Pledged Shares except in accordance with this Pledge Agreement while the same is in effect.

(c) (i) The Company has given written notice to the Transfer Agent regarding the creation of the security interest of the Secured Party in the Collateral. The Company has instructed the Transfer Agent (A) to record on its books the existence of such security interest with respect to the Pledged Shares, (B) to transfer Pledged Shares in accordance with the instructions of the Secured Party without further action of the Company, and (C) except upon such instructions of the Secured Party or until written notice is given by the Secured Party that such security interest has been released to the Pledgor in whole or in part, to not allow a transfer of the shares representing any part of the Collateral or to replace the certificates representing the Collateral; and

 (ii) The Pledgors hereby consent to the provisions of the preceding subparagraph (i) and authorizes the Company to provide such notice and instructions to the Transfer Agent.

2. Obligations Secured. During the term hereof, the Collateral shall secure the following:

(a) The performance by the Company of the Note Obligations; and

(b) The payment of all fees and the delivery of all stock other than principal and interest under the Note.

(c) The performance by the Pledgors of their obligations, covenants, and agreements under this Agreement.

The obligations, covenants and agreements described in clauses (a), (b) and (c) are the “Obligations.”

3. Perfection of Security Interests. Upon execution of this Pledge Agreement by the Debtor and the Pledgors,

   (a) the Pledgors shall deliver and transfer possession of the stock certificates identified opposite the Pledgor’s name on Schedule 2 of this Agreement (the “Pledged Certificates”), together with stock transfer powers duly executed in blank by the registered owner of the shares represented by such Certificates, with appropriate Medallion signature guaranty (“Stock Powers”), to the Secured Party.

   (b) The Collateral will be held by the Secured Party or the Brokerage Firm, to perfect the security interest of the Secured Party, until the earlier of

(i) the payment in full of all amounts due under the Note, or

(ii) foreclosure of Secured Party's security interests as provided herein.

(c) the Debtor and the Pledgors hereby appoint the Secured Party, as attorney-in-fact with powers of substitution, to execute all documents and perform all acts in order to perfect and maintain a valid security interest for Secured Party in the Collateral.

  4. Reserved.

  5. Pledgors’ Warranty. The Pledgors represent and warrant hereby to the Secured Party as follows with respect to the Pledged Shares set forth opposite the Pledgor’s name on Schedule 2 to this Agreement:

A. With respect to title to the Transferred Shares

(i) that upon transfer by the Pledgor of the Pledgor’s Certificates and Stock Powers to Secured Party pursuant to this Agreement at such time, if any, as contemplated hereby upon the occurrence of an Event of Default, the purchaser of the Pledged Shares or the Secured Party, as contemplated herein, as the case may be, will have good title (both record and beneficial) to the relevant Pledged Shares;

(ii) that there are no restrictions upon transfer and pledge of the Pledged Shares pursuant to the provisions of this Agreement except the restrictions, to the extent applicable, imposed by Rule 144 under the Securities Act of 1933;

(iii) that the Pledged Shares are free and clear of any encumbrances of every nature whatsoever, the Pledgor is the sole owner of the Pledged Shares, and such shares are duly authorized, validly issued, fully paid and non-assessable;

(iv) that the Pledgor has owned the Pledged Shares since the date specified on Schedule 2 to this Agreement and that such shares were fully paid for as of such specified date; and

(v) that the Pledgor agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Pledgor’s Pledged Shares or attempt to sell, transfer or otherwise dispose of any of such shares until the Obligations have been paid in full or this Agreement has terminated.

B. With respect to certain other matters:

(i) that the Pledgor has made necessary inquiries of the Company and believes that the Company fully intends to fulfill and has the capability of fulfilling the Obligations to be performed by the Company in accordance with the terms of the Transaction Agreements;

(ii) that the Pledgor is not acting, and has not agreed to act, in any plan to sell or dispose of the Pledged Shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law;

(iii) that Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant SEC interpretations and affirms the pledge of shares by the Pledgor pursuant to this Pledge Agreement will constitute a bona-fide pledge of such shares for purposes of such Rule; and

(iv) that this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws, now or hereafter in effect).

(v) that the Pledgor’s address is as provided under the Pledgor’s signature on the signature page hereof.

6. Reports under Securities Act and Exchange Act. With a view to making available to Secured Party the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Secured Party to sell securities of the Company to the public without Registration (“Rule 144”), the Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) until the date when the Secured Party may sell all Registrable Securities under Rule 144 without volume or other restrictions or limits (the “Unrestricted Sale Date”), furnish to the Secured Party so long as the Secured Party owns or has a security interest in the Pledged Shares (a “Holder”), promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) if not available on the SEC’s EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Secured Party to sell such securities pursuant to Rule 144 without registration; and

(d) at the request of any Holder, give its Transfer Agent instructions (supported by an opinion of the Company’s counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent’s receipt from such Holder of

(i) a certificate (a “Rule 144 Certificate”) certifying (A) that the Holder’s holding period (as determined in accordance with the provisions of Rule 144) for the Pledged Shares which the Holder proposes to sell (the “Securities Being Sold”) is not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

(ii) an opinion of counsel acceptable to the Company (for which purposes it is agreed that Law Offices of Isaac M. Zucker, PLLC shall be deemed acceptable if not given by the Company’s counsel) that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent’s books and records (except to the extent any such legend or restriction results from facts other than the identity of the Holder, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Holder). If the Transfer Agent reasonably requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

7. Voting Rights. Unless and until the Secured Party has exercised its rights under this Pledge Agreement to foreclose its security interest in the Collateral, the Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

8. Warrants and Options. In the event that, during the term of this Pledge Agreement, subscription, warrants, dividends, or any other rights or option shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

9. Preservation of the Value of the Collateral and Reimbursement of Secured Party. Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Pledgor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Pledgor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

10. Default and Remedies.

(a) For purposes of this Agreement, “Event of Default” shall mean any one or more of the following events:

(i) any default in the performance by the Company or any Pledgor of any of the Note Obligations, after the expiration, without cure, of the cure period (but only if any such cure period is specifically provided in the Transaction Agreements and without any regard to any cure period if no such cure period is provided; it being specifically acknowledged by the Company and the Pledgor that all payment obligations are time of the essence obligations, with no cure periods provided), or

(ii) a breach by the Company or Pledgor of any of the its respective representations, warranties, covenants or agreements in this Pledge Agreement, subject to applicable cure periods.

(b) During the term of this Pledge Agreement, the Secured Party shall have the following rights after any Event of Default and for so long as the Obligations are not satisfied in full:

(i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (as said law may at any time be amended), except that the Secured Party waives any right to a deficiency pursuant to Section 9-608 thereof or otherwise;

(ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Pledged Shares as additional Collateral; and

(iii) the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time); it being understood that one or more of the Secured Party may, but shall not be required to, take such actions jointly. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Secured Party shall give the Pledgor not less than ten (10) days written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgors having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof.

(iv) in addition to its rights and remedies under this agreement, the Note and all Transaction Agreements, the Company shall have full recourse against any real, personal, tangible or intangible assets of Pledgors, and may pursue any legal or equitable remedies that are available to it.

11. Waiver. Each of the Debtor and the Pledgors waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

12. Term of Agreement. This Pledge Agreement shall continue in full force and effect until the earlier of the payment in full of the Note. If the Note is paid in full, the security interests in the relevant Collateral shall be deemed released, and any portion of the Collateral not transferred to or sold by any one or more Secured Party shall be returned to the Pedgors. Upon termination of this Pledge Agreement, the relevant Collateral shall be returned within five (5) Trading Days to Debtor or to the Pledgor, as contemplated above.

13. Reserved.

14. General Provisions:

14.1 Binding Agreement; No Modification of Transaction Agreements. This Pledge Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto. Except to the extent specifically provided herein, nothing in this Pledge Agreement shall limit or modify any provision of any of the Transaction Agreements

14.2 Captions. The headings used in this Pledge Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Pledge Agreement or the intent hereof.

14.3 Counterparts. This Pledge Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. A facsimile transmission of this signed Pledge Agreement shall be legal and binding on all parties hereto.

14.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Pledge Agreement. The Transfer Agent Instructions annexed hereto are deemed an integral part of this Pledge Agreement.

14.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Pledge Agreement.

14.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

14.7 Amendment. This Pledge Agreement may be modified only in a written document that refers to this Pledge Agreement and is executed by Secured Party, the Pledgor and the Debtor.

14.8 Interpretation. This Pledge Agreement shall be interpreted, construed, and enforced according to the substantive laws of the State of New York.

14.9 Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Pledge Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

14.10 WAIVER OF JURY TRIAL. The parties to this Pledge Agreement hereby waive a trial by jury in any action, proceeding or counterclaim brought by any of them against any other in respect of any matter arising out or in connection with this Pledge Agreement.

14.11  Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

If to Company/Pledgor, to:

Neah Power Systems, Inc.
22122 20th Avenue SE, Suite 161
Bothell, Washington 98021
Tel.: 425-424-3324
Fax: 425-483-8454

With a copy to:

Dreir Stein & Kahan LLP
1620 26th Street, 6th Floor, North Tower
Santa Monica, CA 90404
Attention: John C. Kirkland, Esq.
Tel:      424-202-6050
Fax:     424-202-6250

If to the Secured Party, to:

CAMHZN Master LDC
c/o Centrecourt Asset Management LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Tel:      646-758-6750
Fax:     646-758-6751

With a copy to:

Law Offices of Isaac M. Zucker, PLLC
600 Old Country Road, Suite 321
Garden City, New York 11530
Attn: Isaac M. Zucker, Esq.
Tel:      516-385-6699
Fax:     516-385-6719

Any party may change its address by notice similarly given to the other parties (except that a Secured Party need not give notice to other Secured Party).

14.12 Acknowledgement by Debtor and Pledgors. In the event that any provision of the Transaction Agreements, the Guarantee or this Pledge Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, each of the Debtor or the Pledgor, as the case may be, acknowledges and agrees that this Pledge Agreement shall remain valid and enforceable in all respects against the Debtor and the Pledgor.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

CAMHZN MASTER LDC

By:
Name:
Title:

NEAH POWER SYSTEMS, INC.:

By:
Name:
Title:

SCHEDULE 2

The following shares are pledged hereunder as the Pledged Shares, each certificate in the name of:

Holder's Name	Certificate No.	No. of Shares	Original Date of Acquisition

Total